THE PRUDENTIAL SERIES FUND, INC.

SP Technology Portfolio
SP AIM Aggressive Growth Portfolio
SP MFS Capital Opportunities Portfolio


PROSPECTUS DATED MAY 1, 2004
SUPPLEMENT DATED NOVEMBER 23, 2004


The Board of Directors of The Prudential Series Fund, Inc. (the Fund) has recently approved proposals to exchange the assets and liabilities of each of the above-named Portfolios for shares of other Portfolios of the Fund, as specified below:

Target Portfolio			Acquiring Portfolio

SP Technology Portfolio			SP Prudential U.S. Emerging
					Growth Portfolio

SP AIM Aggressive Growth Portfolio	SP Mid Cap Growth Portfolio

SP MFS Capital Opportunities 		Equity Portfolio
Portfolio

Pursuant to the proposals, shares of each Target Portfolio would be exchanged at net asset value for shares of the respective Acquiring Portfolio.

The transfers are subject to approval by the shareholders of each Target Portfolio. Shareholder meetings are scheduled to occur in March 2005. It is anticipated that a proxy statement/prospectus relating to the transactions will be mailed to shareholders in January 2005.

Under the terms of the proposals, shareholders of each Target Portfolio would become shareholders of the respective Acquiring Portfolio. The Fund anticipates obtaining an opinion of counsel that the transactions will not result in gain or loss to shareholders of the Fund for federal income tax purposes.








PSFSUP54